                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of earliest event reported: July 20, 1998

                      AUTONOMOUS TECHNOLOGIES CORPORATION
            (Exact name of registrant as specified in its charter)



          Florida                    000-28278                 59-2554729
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
     of incorporation)                                      Identification No.)


                 2800 Discovery Drive, Orlando, Florida 32826
       (Address of registrant's principal executive offices)  (Zip Code)
      Registrant's telephone number, including area code:  (407) 384-1600
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                             ITEM 5: OTHER EVENTS.

     On July 20, 1998, the Company's board or directors authorized an amendment to the Company's Third Amended and Restated Articles of Incorporation. On August 3, 1998, the Company filed the Articles of Amendment to the Third Amended and Restated Articles of Incorporation, which set forth the terms of the newly designated Series I Convertible Preferred Stock. The Third Amended and Restated Articles of Incorporation, as amended, are filed as Exhibit 3.1 to this Form 8-K.



                                    EXHIBITS


Exhibit Number    Exhibit Description
----------------  --------------------------------------------------------------

3.1 Third Amended and Restated Articles of Incorporation, as amended




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Autonomous Technologies Corporation


Date:   August 18, 1998               By: /s/ Randy W. Frey
     ------------------                   --------------------------------
                                          Randy W. Frey, Chief Executive Officer



                               INDEX TO EXHIBITS

Exhibit Number    Exhibit Description
----------------  --------------------------------------------------------------

3.1 Third Amended and Restated Articles of Incorporation, as amended

                                       2